SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


              Date of Report (date of earliest event reported): March 26, 2014


                          SYNERGY RESOURCES CORPORATION
                          -----------------------------
             (Exact name of Registrant as specified in its charter)


       Colorado                     001-35245               20-2835920
----------------------         -------------------      -----------------------
(State or other jurisdiction  (Commission File No.)     (IRS Employer
    of incorporation)                                    Identification No.)


                                20203 Highway 60
                           Platteville, Colorado 80651
              ----------------------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (970) 737-1073

                                       N/A
                     -------------------------------------
          (Former name or former address if changed since last report)

Item 7.01   Regulation FD Disclosure

     On March 26, 2014 the Company issued a press release regarding its current operations and a conference call scheduled for April 4, 2014.

Item 9.01   Exhibits

Exhibit
Number     Description of Document
------     -----------------------

  99.1    March 26, 2014 Press Release and conference call information.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2014


                                    SYNERGY RESOURCES CORPORATION


                                  By:/s/ Frank L. Jennings
                                     -------------------------------------
                                     Frank L. Jennings, Principal Financial and
                                     Accounting Officer